Exhibit 8


                            Joint Filing Agreement

          We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.



                                     WESTBROOK REAL ESTATE PARTNERS, L.L.C.

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal


                                     WESTBROOK REAL ESTATE PARTNERS
                                     MANAGEMENT I, L.L.C.

                                     By:  Westbrook Real Estate
                                          Partners, L.L.C., its sole member

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal


                                     WESTBROOK REAL ESTATE FUND I, L.P.

                                     By:  Westbrook Real Estate Partners
                                          Management I, L.L.C., its
                                          General Partner

                                     By:  Westbrook Real Estate
                                          Partners, L.L.C., its sole member

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal









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                                     WESTBROOK REAL ESTATE
                                     CO-INVESTMENT PARTNERSHIP I, L.P.

                                     By:  Westbrook Real Estate Partners
                                          Management I, L.L.C., its
                                          General Partner

                                     By:  Westbrook Real Estate
                                          Partners, L.L.C., its sole member

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal


                                     WESTBROOK REAL ESTATE PARTNERS
                                     MANAGEMENT III, L.L.C.

                                     By:  Westbrook Real Estate
                                          Partners, L.L.C., its sole member

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal


                                     WESTBROOK REAL ESTATE FUND III, L.P.

                                     By:  Westbrook Real Estate Partners
                                          Management III, L.L.C., its
                                          General Partner

                                     By:  Westbrook Real Estate
                                          Partners, L.L.C., its sole member

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal











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                                     WESTBROOK REAL ESTATE
                                     CO-INVESTMENT PARTNERSHIP III, L.P.

                                     By:  Westbrook Real Estate Partners
                                          Management III, L.L.C., its
                                          General Partner

                                     By:  Westbrook Real Estate
                                          Partners, L.L.C., its sole member

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Managing Principal

                                     WESTBROOK FUND III ACQUISITIONS, L.L.C.

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Vice President


                                     SHP ACQUISITION, L.L.C.

                                     By:  /s/ Jonathan H. Paul
                                          ---------------------
                                          Name:   Jonathan H. Paul
                                          Title:  Manager

                                     By:  /s/ Robert A. Alter
                                          ---------------------
                                          Name:   Robert A. Alter
                                          Title:  Manager


                                     GREGORY J. HARTMAN

                                     /s/ Gregory J. Hartman
                                     ------------------------
                                          Name:  Gregory J. Hartman


                                     PAUL D. KAZILIONIS

                                     /s/ Paul D. Kazilionis
                                     ------------------------
                                          Name:  Paul D. Kazilionis







                                      -3-

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                                     JONATHAN H. PAUL

                                     /s/ Jonathan H. Paul
                                     ---------------------
                                          Name:  Jonathan H. Paul


                                     WILLIAM H. WALTON III

                                     /s/ William H. Walton III
                                     ---------------------------
                                          Name:  William H. Walton

Dated:  April 5, 1999

























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